                                                                   Exhibit 10.30

                                                                  EXECUTION COPY

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 6, 2005, is by and among Team Health, Inc. (the "Borrower"), the Guarantors, the Lenders parties hereto and Bank of America, N.A., as Administrative Agent.

                                    RECITALS

      A. The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of March 23, 2004 (the "Existing Credit Agreement");

      B. The Borrower desires to (i) refinance and replace in part all outstanding Tranche B Term Loans under the Credit Agreement with a new class of Tranche C Term Loans (hereinafter defined) under the Credit Agreement up to an aggregate principal amount of $203,125,000, having substantially similar terms with, and having substantially similar rights and obligations under the Loan Documents, as the Tranche B Term Loans, as set forth in the Loan Documents, except as such terms are amended hereby, and (ii) simultaneously prepay in full all remaining Tranche B Term Loans not so refinanced and replaced in connection with the transactions contemplated hereunder;

      C. Each Lender holding Tranche B Term Loans who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Tranche B Term Loan Commitment and Tranche B Term Loans (which Tranche B Term Loan Commitment and Tranche B Term Loans shall thereafter be deemed terminated, it being understood and agreed, however, that, notwithstanding anything set forth herein to the contrary, the Tranche C Term Loan Commitments (hereinafter defined) and Tranche C Term Loans amend and restate in their entirety, and are not in payment or satisfaction of, such Tranche B Term Loan Commitments and such Tranche B Term Loans and there is no novation of such Tranche B Term Loan Commitments or such Tranche B Term Loans) for a Tranche C Term Loan Commitment and Tranche C Term Loans in the same aggregate principal amount as such Lender's outstanding Tranche B Term Loan Commitment and Tranche B Term Loans, respectively, as in effect as of the date hereof after giving effect to any prepayments made by the Borrower on the date hereof and, if applicable, the pro rata application of the proceeds of any Tranche C Term Loans funded by new Lenders on the date hereof and applied as further described in Recital D below;

      D. Each Person who executes and delivers this Amendment as a lender other than pursuant to an exchange of Tranche B Term Loans described in Section 2.01(c) of the Credit Agreement as amended hereby, will make Tranche C Term Loans to the Borrower on the date hereof in an aggregate principal amount equal to the amount set forth opposite its name on Schedule 2.01 to the Credit Agreement under the caption "Tranche C Term Loan Commitment", the proceeds of which will be used by the Borrower (i) to refinance in full the outstanding principal amount of Tranche B Term Loans of the Lenders holding outstanding Tranche B Term Loans, if any, who do not execute and deliver this Amendment, or
(ii) if all Lenders holding Tranche B Term Loans do execute and deliver this Amendment, to further reduce on a pro rata basis the outstanding amount of the Tranche C Term Loan to be funded by each such Lender in the form of a Converted Tranche B Term Loan as described in Section 2.01(c) of the Credit Agreement as amended hereby;

      E. The proceeds of the Tranche C Term Loans shall be used by the Borrower to refinance and replace in part the outstanding Tranche B Term Loans, and all remaining Tranche B Term Loans not so refinanced and replaced shall be simultaneously repaid in full by the Borrower;

      F. The Borrower has requested that the Lenders amend the Existing Credit Agreement (a) to effect the changes described above and (b) to make other amendments as described below; and

      G. The Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as set forth below.

      NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. Certain Definitions.

      (A) The following term used in this Amendment, including its preamble and recitals, has the following meaning:

      "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

      (B) Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

      2. Amendments to Existing Credit Agreement. Effective upon satisfaction of the conditions precedent set forth in Section 3 below, the Existing Credit Agreement is hereby amended as follows:

      (A) Section 1.01.

      (i) The definition of "Applicable Rate" set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            "Applicable Rate" means:

            (a) for the purposes of calculating the Letter of Credit Fees and the interest rate applicable to Revolving Loans and Swing Line Loans, the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.01(a) or (b):

                                                                                      Revolving Loans that are Base
Pricing                                  Letters of      Revolving Loans that are      Rate  Loans and Swing  Line
 Level             Leverage Ratio          Credit          Eurodollar Rate Loans                Loans
-------       ----------------------     ----------      ------------------------     -----------------------------
   1            < or = 3.25 to 1.0          1.75%                   1.75%                         0.75%

   2          < or = 3.75 to 1.0 but        2.00%                   2.00%                         1.00%

                 > 3.25 to 1.0

   3          < or = 4.25 to 1.0 but        2.25%                   2.25%                         1.25%

                  > 3.75 to 1.0

   4          < or = 4.75 to 1.0 but        2.50%                   2.50%                         1.50%

                  > 4.25 to 1.0

   5               > 4.75 to 1.0            2.75%                   2.75%                         1.75%

      and (b) for the purposes of calculating the interest rate applicable to Tranche C Term Loans, the following percentages per annum based upon the Debt Ratings set forth below:

                                                                              Tranche C Term Loans
Pricing                     Debt Ratings                            -----------------------------------------
 Level                      S&P / Moody's                           Eurodollar Rate Loans     Base Rate Loans
-------    -------------------------------------------------        ---------------------     ---------------
   1       BB- (stable) or better AND                                          2.25%                1.25%
           Ba3 (stable) or better

   2       Less than Pricing Level 1 and at least                              2.50%                1.50%
           either:
           (i) B+ (stable) and Ba3 (stable)
           OR
           (ii) BB- (stable) and B1 (stable)

   3       Less than Pricing Level 2 and at least B+                           2.75%                1.75%
           (negative) and B1 (stable)

   4       Less than Pricing Level 3 and at least B                            3.00%                2.00%
           (stable) and B2 (stable)

   5       Any other combination of Debt Ratings (or the                       3.25%                2.25%
           absence of a Debt Rating) where neither Pricing
           Level 1, 2, 3 or 4 apply

      Any increase or decrease in the Applicable Rate for Letter of Credit Fees, Revolving Loans and Swing Line Loans resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance

      Certificate is delivered pursuant to Section 7.01(a) or (b), as applicable; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then the Pricing Level from the table in clause (a) above that is one Level higher than the Level theretofore in effect (with Pricing Level 5 of the applicable table being the highest Level) shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.01(a) or (b), as applicable, whereupon such Applicable Rate shall be adjusted based upon the calculation of the Leverage Ratio contained in such Compliance Certificate.

      As of the First Amendment Effective Date, the Applicable Rate for Tranche C Term Loans shall be determined based upon Pricing Level 3 of the table set forth in clause (b) above. Thereafter, each change in the Applicable Rate for Tranche C Term Loans resulting from a publicly announced change in the Debt Ratings shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

      (ii) The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

            "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the "Debt Ratings") of the Borrower's non-credit-enhanced, senior secured long-term debt.

            "First Amendment" means the First Amendment to Credit Agreement dated as of April 6, 2005, by and among the Borrower, the Guarantors, the Lenders parties thereto and the Administrative Agent.

            "First Amendment Effective Date" means April 6, 2005.

            "Tranche C Term Loan" has the meaning specified in Section 2.01(c).

            "Tranche C Term Loan Commitment" means, as to each Lender (a) its obligation to make its portion of the Tranche C Term Loan to the Borrower pursuant to Section 2.01(c), in the principal amount set forth opposite such Lender's name on Schedule 2.01 and/or (b) its election pursuant to
      Section 2.01(c) to exchange all or any portion of its outstanding Tranche B Term Loans for a like principal amount of Tranche C Term Loans. As of the First Amendment Effective Date, the original aggregate principal amount of the Tranche C Term Loan Commitments is $203,125,000.

            "Tranche C Term Note" has the meaning specified in Section 2.11(a).

      (ii) The following definition is hereby deleted from Section 1.01 of the Existing Credit Agreement: "Tranche B Term Note".

      (B) Section 2.01. The heading of Section 2.01 of the Existing Credit Agreement is hereby amended to read as "Revolving Loans and Term Loans", and a new subsection (c) is hereby added to Section 2.01 of the Existing Credit Agreement to read as follows:

            (c) Tranche C Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (or pursuant to the immediately succeeding sentence, elects to convert all or a portion of such Lender's Tranche B Term Loans into a like portion of a new term loan) (such loans and conversions, collectively, the "Tranche C Term Loan") to the Borrower on the First Amendment Effective Date in an amount not to exceed such Lender's Tranche C Term Loan Commitment. In connection with the making of the Tranche C Term Loan pursuant to the immediately preceding sentence, any Lender holding Tranche B Term Loans may elect to make all or any portion of such Lender's Tranche C Term Loan by converting all or a portion of the outstanding principal amount of the Tranche B Term Loans of such Lender into a Tranche C Term Loan in a principal amount equal to the amount of its Tranche B Term Loans so converted (each such Tranche B Term Loan to the extent it is to be converted, a "Converted Tranche B Term Loan"). Delivery of a counterpart signature to the First Amendment by a Lender holding Tranche B Term Loans, with no other notice to the Administrative Agent, shall be deemed to be an election by such Lender to fund its pro rata share of the Tranche C Term Loan in the form of a Converted Tranche B Term Loan. On the First Amendment Effective Date, the Converted Tranche B Term Loans of all Lenders shall be converted for all purposes of this Agreement into Tranche C Term Loans, and the Administrative Agent shall record in the Registrar the aggregate amounts of Converted Tranche B Term Loans into Tranche C Term Loans. Any notice to the Administrative Agent delivered by an applicable Lender pursuant to this Section 2.01(c) shall specify the amount of such Lender's Tranche C Term Loan Commitment and the principal amount of Tranche B Term Loans held by such Lender that are to be converted into Tranche C Term Loans. Amounts repaid on the Tranche C Term Loan may not be reborrowed. The Tranche C Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein. The Borrower irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Tranche C Term Loan to refinance and replace the Tranche B Term Loan.

      (C) Section 2.05. Section 2.05(a)(i) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (a) Voluntary Prepayments of Loans.

                  (i) Committed Loans. The Borrower may, upon notice to the
            Administrative Agent, at any time or from time (A) subject to the second proviso of this Section 2.05(a)(i), voluntarily prepay Base Rate Committed Loans in whole or in part without premium or penalty, and (B) subject to Section 3.05 hereof and the second proviso of this Section 2.05(a)(i), voluntarily prepay Eurodollar Rate Loans in whole or in part on the last day of the applicable Interest

            Period without premium or penalty; provided that with respect to any such voluntary prepayment (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and
            (2) on the date of prepayment of Base Rate Committed Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (C) any prepayment of Base Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding), and (D) any prepayment of the Tranche C Term Loan shall be applied (1) first, to the next four Principal Amortization Payments in direct order of maturities thereof, and (2) second, ratably to the remaining Principal Amortization Payments thereof; and provided further that during the period from the First Amendment Effective Date to but excluding the first anniversary of the First Amendment Effective Date, any voluntary prepayment of the Tranche C Term Loans of any Lender using proceeds of Debt incurred by the Borrower from a substantially concurrent issuance or incurrence of syndicated term loans provided by one or more banks or other financial institutions for which the interest rate payable thereon is lower than the Eurodollar Rate on the date of such voluntary prepayment plus the Applicable Rate with respect to the Tranche C Term Loans shall be accompanied by payment of a 1% prepayment premium on the principal amount of such Lender's Tranche C Term Loan prepaid (unless such prepayment premium is waived by such Lender). Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Pro Rata Shares.

      (D) Section 2.07. Section 2.07(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (b) Tranche C Term Loan. The Borrower shall repay the outstanding principal amount of the Tranche C Term Loan in twenty-three (23) consecutive quarterly installments, commencing on June 30, 2005 (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05) and final payment on the Maturity Date of the Tranche C Term Loan, unless accelerated sooner pursuant to Section 9.02) as set forth in the following table:

     PAYMENT DATES         PRINCIPAL AMORTIZATION PAYMENT
------------------------   ------------------------------
 June 30, 2005 through                $   625,000
    June 30, 2010


September 30, 2010 and                $58,750,000
   December 31, 2010

Maturity Date of Tranche            Unpaid balance
     C Term Loans

      (E) Section 7.03. Section 7.03 of the Existing Credit Agreement is hereby amended by adding the following as a new clause (g) thereof:

            (g) Debt Ratings. Promptly, and in any event within one (1) Business Day after the occurrence thereof, notice of any announcement by Moody's or S&P of any change or possible change in a Debt Rating.

      (F) Section 8.10. The proviso appearing at the end of Section 8.10 of the Existing Credit Agreement is hereby amended to read as follows:

            provided, (i) the Borrower may prepay or purchase Subordinated Debt or Qualified Debt Securities with Net Cash Proceeds received from an Initial Public Offering or a subsequent Public Offering to the extent such proceeds are not required to be applied to prepay the Obligations pursuant to Section 2.05(b)(v) and (ii) the Borrower may make other prepayments of the Subordinated Notes not otherwise permitted by this Section 8.10 so long as (1) no Default or Event of Default has occurred and is continuing, or would be directly or indirectly caused as a result thereof, and (2) at the time any such prepayment of the Subordinated Notes is made, the aggregate amount of all such prepayments of the Subordinated Notes under this clause (ii) made after the First Amendment Effective Date does not exceed $35,000,000.

      (G) Modification of References.

            (i) All references to "Tranche B Term Loan" and "Tranche B Term Loans" appearing in the in (a) the definitions of "Assignment and Assumption", "Committed Loan", "Commitment", "Excess Cash Flow", "Interest Period", "Loan", "Maturity Date", "Outstanding Amount", "Permitted Acquisition", "Principal Amortization Payment", "Pro Rata Share" and "Qualified Debt Securities" in Section 1.01 of the Existing Credit Agreement, (b) Section 2.05, 2.11, 11.01 and 11.07 of the Existing Credit Agreement and (c) Exhibits A, C-2 and F of the Existing Credit Agreement are hereby amended and replaced with references to "Tranche C Term Loan" or "Tranche C Term Loans", as appropriate.

            (ii) All references to "Tranche B Term Note" and "Tranche B Term Notes" appearing in (a) the definition of "Note" in Section 1.01 of the Existing Credit Agreement, (b) Section 2.11 of the Existing Credit Agreement and (c) Exhibit C-2 of the Existing Credit Agreement are hereby amended and replaced with references to "Tranche C Term Note" or "Tranche C Term Notes", as appropriate.

      (H) Schedule 2.01 to the Existing Credit Agreement is hereby amended and replaced with Schedule 2.01 attached hereto.

      3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:

            (A) Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Required Lenders and each of the Lenders having a Tranche C Term Loan Commitment (as defined in the Amended Credit Agreement);

            (B) Resolutions; Legal Opinions, Etc. The Administrative Agent shall have received (i) copies of resolutions of the board of directors (or comparable governing authority) of each of the Loan Parties approving and adopting the Amendment and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Loan Party to be true and correct and in force and effect as of the date hereof and (ii) a written opinion of legal counsel for the Loan Parties, dated as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent;

            (C) Prepayment of Remaining Tranche B Term Loans. The Borrower shall have prepaid the Tranche B Term Loans in an aggregate principal amount equal to $30,000,000, (which amount represents the outstanding principal amount of the Tranche B Term Loans not being refinanced and replaced with Tranche C Term Loans on the First Amendment Effective Date), plus accrued and unpaid interest thereon. Such payment of the Tranche B Term Loans shall constitute a voluntary prepayment of the Tranche B

      Term Loans for the purposes of the Existing Credit Agreement notwithstanding the fact that such prepayment is required as a condition precedent to the First Amendment Effective Date, and shall be applied in accordance with the provisions of Section 2.05(a)(i) thereof.

            (D) Other Fees and Out of Pocket Costs. The Borrower shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent or Banc of America Securities LLC (including the reasonable fees and expenses of the Administrative Agent's legal counsel), and all other fees and other amounts payable to the Administrative Agent or Banc of America Securities LLC, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment.

      4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article VI of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and (b) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Loan Documents.

      5. Reaffirmation of Obligations. Each Loan Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Amended Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. Without limiting the generality of the foregoing sentence, each of the Guarantors hereby (a) jointly and severally reaffirms and ratifies its guaranty of the Obligations pursuant to Article IV of the Amended Credit Agreement, including, without limitation, all Obligations in respect of the Tranche C Term Loan, and (b) jointly and severally reaffirms and ratifies all agreements set forth in such Collateral Documents securing such guaranty, all of which shall in all respects remain in full force and effect and shall continue to guarantee and secure any and all of the Obligations, whether now existing or hereafter arising and including, without limitation, all Obligations in respect of the Tranche C Term Loan, on the same terms and conditions as are now set forth in such Collateral Documents.

      6. References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Section 3 above, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

      7. Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

      8. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      10. Lender Acknowledgement and Agreement. Effective upon the occurrence of the First Amendment Effective Date, each of the Lenders that executes this Amendment hereby confirms, by its execution of this Amendment, its Tranche C Term Loan Commitment to make its portion of the Tranche C Term Loan to the Borrower in accordance with the provisions of Section 2.01(c) of the Amended Credit Agreement. If the undersigned Lender is already a Lender under the Existing Credit Agreement, such Lender acknowledges and agrees that such additional Commitment is in addition to any existing Commitment of such Lender thereunder. If the undersigned Lender is not already a Lender under the Existing Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Lender will, as of the First Amendment Effective Date, be a party to the Amended Credit Agreement and be bound by the provisions of the Amended Credit Agreement and, to the extent of its new Tranche C Term Loan Commitment, have the rights and obligations of a Lender thereunder.

                             [Signatures to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                              TEAM HEALTH, INC.

                                       By:    /s/ Robert Abramowski
                                           ------------------------------------
                                       Name:  Robert Abramowski
                                       Title: Executive Vice President of
                                              Finance and Administration

GUARANTORS:                            TEAM HEALTH HOLDINGS, L.L.C.

                                       By:    /s/ Robert Abramowski
                                           ------------------------------------
                                       Name:  Robert Abramowski
                                       Title: Executive Vice President of
                                              Finance and Administration

                                       ACCESS NURSE PM, INC.
                                       AFTER HOURS PEDIATRICS, INC.
                                       AMERICAN CLINICAL RESOURCES, INC.
                                       CHARLES L. SPRINGFIELD, INC.
                                       CLINIC MANAGEMENT SERVICES, INC.
                                       CORRECTIONAL HEALTHCARE ADVANTAGE,
                                       INC.
                                       DANIEL & YEAGER, INC.
                                       DRS. SHEER, AHEARN & ASSOCIATES, INC.
                                       EMERGENCY COVERAGE CORPORATION
                                       EMERGENCY PHYSICIAN ASSOCIATES, INC.
                                       ERIE SHORES EMERGENCY PHYSICIANS, INC.
                                       GREENBRIER EMERGENCY PHYSICIANS, INC.
                                       EMERGENCY PROFESSIONAL SERVICES, INC.
                                       HEALTH CARE ALLIANCE, INC.
                                       HERSCHEL FISCHER, INC.
                                       IMBS, INC.
                                       INPHYNET CONTRACTING SERVICES, INC.
                                       INPHYNET SOUTH BROWARD, INC.
                                       KARL G. MANGOLD, INC.
                                       KELLY MEDICAL SERVICES CORPORATION

                                       By:    /s/ Robert Abramowski
                                           -------------------------------------
                                       Name:  Robert Abramowski
                                       Title: Vice President and Asst. Secretary

                                       MEDICAL MANAGEMENT RESOURCES, INC.
                                       MEDICAL SERVICES, INC.
                                       METROAMERICAN RADIOLOGY, INC.
                                       NORTHWEST EMERGENCY PHYSICIANS,
                                       INCORPORATED
                                       PARAGON CONTRACTING SERVICES, INC.
                                       PHYSICIAN INTEGRATION CONSULTING
                                       SERVICES, INC.
                                       QUANTUM PLUS, INC.
                                       SOUTHEASTERN EMERGENCY PHYSICIANS OF
                                       MEMPHIS, INC.
                                       SOUTHEASTERN EMERGENCY PHYSICIANS,
                                       INC.
                                       SPECTRUM CRUISE CARE, INC.
                                       SPECTRUM HEALTHCARE RESOURCES OF
                                       DELAWARE, INC.
                                       SPECTRUM HEALTHCARE RESOURCES, INC.
                                       SPECTRUM HEALTHCARE SERVICES, INC.
                                       SPECTRUM HEALTHCARE, INC.
                                       SPECTRUM PRIMARY CARE OF DELAWARE,
                                       INC.
                                       SPECTRUM PRIMARY CARE, INC.
                                       TEAM ANESTHESIA, INC.
                                       TEAM HEALTH ANESTHESIA MANAGEMENT
                                       SERVICES, INC.
                                       TEAM HEALTH FINANCIAL SERVICES, INC.
                                       TEAM RADIOLOGY, INC.
                                       TH CONTRACTING MIDWEST, LCC
                                       THE EMERGENCY ASSOCIATES FOR MEDICINE,
                                       INC.
                                       TH CONTRACTING SERVICES OF MISSOURI,
                                       LLC

                                       By:    /s/ Robert Abramowski
                                           -------------------------------------
                                       Name:  Robert Abramowski
                                       Title: Vice President and Asst. Secretary

                                FISCHERMANGOLD, A CALIFORNIA GENERAL
                                       PARTNERSHIP

                                By:    Herschel Fischer, Inc., General Partner

                                By:    /s/ Robert Abramowski
                                    --------------------------------------------
                                Name:  Robert Abramowski
                                Title: Vice President and Asst. Secretary

                                By:    Karl G. Mangold, Inc., General Partner

                                By:    /s/ Robert Abramowski
                                    --------------------------------------------
                                Name:  Robert Abramowski
                                Title: Vice President and Asst. Secretary

                                MT. DIABLO EMERGENCY PHYSICIANS, A
                                       CALIFORNIA GENERAL PARTNERSHIP

                                By:    Herschel Fischer, Inc., General Partner

                                By:    /s/ Robert Abramowski
                                    --------------------------------------------
                                Name:  Robert Abramowski
                                Title: Vice President and Asst. Secretary

                                By:    Karl G. Mangold, Inc., General Partner

                                By:    /s/ Robert Abramowski
                                    --------------------------------------------
                                Name:  Robert Abramowski
                                Title: Vice President and Asst. Secretary

                                PARAGON HEALTHCARE LIMITED
                                         PARTNERSHIP

                                By:    Inphynet Hospital Services, Inc.,
                                       its general partner

                                By:    /s/ Robert Abramowski
                                    --------------------------------------------
                                Name:  Robert Abramowski
                                Title: Vice President and Asst. Secretary

                                TEAM HEALTH SOUTHWEST, L.P.

                                By:    Team Radiology, Inc., its general partner

                                By:    /s/ Robert Abramowski
                                    --------------------------------------------
                                Name:  Robert Abramowski
                                Title: Vice President and Asst. Secretary

                                TEAM HEALTH BILLING SERVICES, L.P.

                                By:    Team Health, Inc., its general partner

                                By:    /s/ Robert Abramowski
                                    --------------------------------------------
                                Name:  Robert Abramowski
                                Title: Executive Vice President of Finance
                                       and Administration

                               BANK OF AMERICA, N.A., as Lender, L/C. Issuer and Swing Line Lender

                               By:    /s/ Gabriela Millhorn
                                   ---------------------------------------------
                               Name:  Gabriela Millhorn
                               Title: Senior Vice President

                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent

                                       By:    /s/ Liliana Claar
                                          --------------------------------------
                                       Name:  LILIANA CLAAR
                                       Title: Vice President

                                       BALLANTYNE FUNDING LLC

                                       By:    /s/ Meredith J. Koslick
                                           ------------------------------------
                                       Name:  Meredith J. Koslick
                                       Title: Assistant Vice President

                                       AMSOUTH BANK

                                       By:    /s/ Emily Tirgrath
                                           ------------------------------------
                                       Name:  Emily Tirgrath
                                       Title: Credit Underwriter

                                ANTARES CAPITAL CORP.

                                By:    /s/ Michael W. Chirillo
                                   ---------------------------------------
                                Name:  Michael W. Chirillo
                                Title: Managing Director

                                JPMORGAN CHASE BANK, AS TRUSTEE OF THE ANTARES FUNDING TRUST CREATED UNDER THE TRUST AGREEMENT DATED AS OF NOVEMBER 30, 1999.

                                By: ___________________________________________
                                Name: _________________________________________
                                Title:_________________________________________


                                MARINER CDO 2002, LTD.
                                BY: ANTARES ASSET MANAGEMENT INC., AS
                                COLLATERAL MANAGER

                                By:    /s/ Michael W. Chirillo
                                    ---------------------------------------
                                Name:  Michael W. Chirillo
                                Title: Vice President

                                NAVIGATOR CDO 2003, LTD
                                BY: ANTARES ASSET MANAGEMENT INC., AS
                                COLLATERAL MANAGER

                                By:    /s/ Michael W. Chirillo
                                    ---------------------------------------
                                Name:  Michael W. Chirillo
                                Title: Vice President

                                            ANTARES CAPITAL CORP.

                                By: ___________________________________________
                                Name: _________________________________________
                                Title:_________________________________________

                                JPMORGAN CHASE BANK, AS TRUSTEE OF THE ANTARES FUNDING TRUST CREATED UNDER THE TRUST AGREEMENT DATED AS OF NOVEMBER 30, 1999.

                                By:    /s/ Leslie Hundley
                                    ---------------------------------------
                                Name:  Leslie Hundley
                                Title: AVP

                                MARINER CDO 2002, LTD.
                                BY: ANTARES ASSET MANAGEMENT INC., AS
                                COLLATERAL MANAGER

                                By: ___________________________________________
                                Name: _________________________________________
                                Title:_________________________________________

                                NAVIGATOR CDO 2003, LTD
                                BY: ANTARES ASSET MANAGEMENT INC., AS
                                COLLATERAL MANAGER

                                By: ___________________________________________
                                Name: _________________________________________
                                Title:_________________________________________

                                     ARCHIMEDES FUNDING III, LTD.
                                     BY: ING Capital Advisors, LLC
                                         As Collateral Manager

                                     By: /s/ Helen Y. Rhee
                                         ---------------------------------------
                                     Name: Helen Y. Rhee
                                     Title: Senior Vice President

                                     ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                     BY: ING Capital Advisors, LLC
                                         As Collateral Manager

                                     By: /s/ Helen Y. Rhee
                                         ---------------------------------------
                                     Name: Helen Y. Rhee
                                     Title: Director

                                     NEMEAN CLO, LTD.
                                     BY: ING Capital Advisors, LLC
                                         As Investment Manager

                                     By: /s/ Helen Y. Rhee
                                         ---------------------------------------
                                     Name: Helen Y. Rhee
                                     Title: Director

                                     ENDURANCE CLO I, LTD
                                     BY: ING Capital Advisors, LLC
                                         As Portfolio Manager

                                     By: /s/ Helen Y. Rhee
                                         ---------------------------------------
                                     Name: Helen Y. Rhee
                                     Title: Director

                                     ING-ORYX CLO, LTD., AS A LENDER
                                     BY: ING Capital Advisors, LLC
                                         As Collateral Manager

                                     By: /s/ Helen Y. Rhee
                                         ---------------------------------------
                                     Name: Helen Y. Rhee
                                     Title: Director

                                     SEQUILS-ING I (HBDGM), LTD.
                                     BY: ING Capital Advisors, LLC
                                         As Collateral Manager

                                     By: /s/ Helen Y. Rhee
                                         ---------------------------------------
                                     Name: Helen Y. Rhee
                                     Title: Director

                                     ATRIUM II

                                     By: /s/ David H. Lerner
                                         ---------------------------------------
                                     Name: David H. Lerner
                                     Title: Authorized Signatory

                                     ATRIUM III

                                     By: /s/ David H. Lerner
                                         ---------------------------------------
                                     Name: David H. Lerner
                                     Title: Authorized Signatory

                                     ATRIUM IV

                                     By: /s/ David H. Lerner
                                         ---------------------------------------
                                     Name: David H. Lerner
                                     Title: Authorized Signatory

                                     Aurum CLO 2002-1 Ltd.,
                                     By Columbia Management Advisors, Inc.
                                     as Investment Manger

                                     By: /s/ Eric S. Meyer
                                         ---------------------------------------
                                     Name: Eric S. Meyer
                                     Title: Vice President

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for AVERY POINT CLO,
                                     LTD., as Term Lender

                                     By: /s/ Jeffrey Hawkins
                                         ---------------------------------------
                                     Name: Jeffrey Hawkins
                                     Title: Senior Vice President

                                     BIG SKY SENIOR LOAN FUND, LTD.
                                     BY: EATON VANCE MANAGEMENT
                                         AS INVESTMENT ADVISOR

                                     By: /s/ Michael B. Botthof
                                         ---------------------------------------
                                     Name: Michael B. Botthof
                                     Title: Vice President

                                     BROWN BROTHERS HARRIMAN & CO.

                                     By: /s/ John D. Rogers
                                         ---------------------------------------
                                     Name: John D. Rogers
                                     Title: Senior Vice President

                                     BY: CALLIDUS DEBT PARTNERS CDO FUND I, LTD.

                                         BY: ITS COLLATERAL MANAGER,
                                             CALLIDUS CAPITAL MANAGEMENT, LLC

                                     By: /s/ Peter R. Bennitt
                                         ---------------------------------------
                                     Name: Peter R. Bennitt
                                     Title: Principal

                                     Sankaty Advisors, LLC as Collateral
                                     Manager for Castle Hill I - INGOTS,
                                     Ltd., as Term Lender

                                     By: /s/ Jeffrey Hawkins
                                         ---------------------------------------
                                     Name: Jeffrey Hawkins
                                     Title: Senior Vice President

                                Sankaty Advisors, LLC as Collateral
                                Manager for Castle Hill II - INGOTS,
                                Ltd., as Term Lender

                                By: /s/ Jeffrey Hawkins
                                    -------------------------------
                                Name: Jeffrey Hawkins
                                Title: Senior Vice President

                                Sankaty Advisors, LLC as Collateral
                                Manager for Castle Hill III CLO,
                                Limited, as Term Lender

                                By: /s/ Jeffrey Hawkins
                                    -------------------------------
                                Name: Jeffrey Hawkins
                                Title: Senior Vice President

                                COLTS TRUST 2004-1, as
                                Lender

                                By: /s/ William J. Brown
                                    -------------------------------
                                Name: William J. Brown
                                Title: Managing Director

                                COSTANTINUS EATON VANCE CDO V, LTD.

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    -------------------------------
                                Name: Michael B. Botthof
                                Title: Vice President

                                CSAM FUNDING I

                                By: /s/ David H. Lerner
                                    -------------------------------
                                Name: David H. Lerner
                                Title: Authorized Signatory

                                CSAM FUNDING III

                                By: /s/ David H. Lerner
                                    -------------------------------
                                Name: David H. Lerner
                                Title: Authorized Signatory

                                CSAM FUNDING IV

                                By: /s/ David H. Lerner
                                    -------------------------------
                                Name: David H. Lerner
                                Title: Authorized Signatory

                                CYPRESSTREE CLAIF FUNDING LLC

                                By: /s/ Meredith J. Koslick
                                    -------------------------------
                                Name: Meredith J. Koslick
                                Title: Assistant Vice President

                                Denali Capital LLC, managing member of DC
                                Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

                                By: /s/ Robert M. Coseo
                                    ---------------------------------------
                                Name: Robert M. Coseo
                                Title: Managing Director

                                Denali Capital LLC, managing member of DC
                                Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

                                By: /s/ Robert M. Coseo
                                    ---------------------------------------
                                Name: Robert M. Coseo
                                Title: Managing Director

                                Denali Capital LLC, managing member of DC
                                Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

                                By: /s/ Robert M. Coseo
                                    -----------------------------------------
                                Name: Robert M. Coseo
                                Title: Managing Director

                                Denali Capital LLC, managing member of DC
                                Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

                                By: /s/ Robert M. Coseo
                                    ----------------------------------------
                                Name: Robert M. Coseo
                                Title: Managing Director

                                DRYDEN HIGH YIELD CDO 2001-I

                                BY: PRUDENTIAL INVESTMENT MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                By: /s/ Martha Tuttle
                                    ---------------------------------------
                                Name: Martha Tuttle
                                Title: Principal

                                DRYDEN III - LEVERAGED LOAN CDO 2002

                                BY: PRUDENTIAL INVESTMENT MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                By: /s/ Martha Tuttle
                                    ---------------------------------------
                                Name: Martha Tuttle
                                Title: Principal

                                DRYDEN IV - LEVERAGED LOAN CDO 2003

                                BY: PRUDENTIAL INVESTMENT MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                By: /s/ Martha Tuttle
                                    ---------------------------------------
                                Name: Martha Tuttle
                                Title: Principal

                                DRYDEN LEVERAGED LOAN CDO 2002-II

                                BY: PRUDENTIAL INVESTMENT MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                By: /s/ Martha Tuttle
                                    ---------------------------------------
                                Name: Martha Tuttle
                                Title: Principal

                                EATON VANCE CDO III, LTD.

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    ---------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE CDO VI, LTD.

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    ---------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    ---------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE LIMITED DURATION INCOME FUND

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    ---------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE SENIOR FLOATING-RATE TRUST

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    ---------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE SENIOR INCOME TRUST

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    ---------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE VT FLOATING-RATE INCOME FUND

                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR

                                By: /s/ Michael B. Botthof
                                    ---------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                FIRST DOMINION FUNDING II

                                By: /s/ David H. Lerner
                                    ---------------------------------------
                                Name: David H. Lerner
                                Title: Authorized Signatory

                                FIRST TRUST/FOUR CORNERS
                                SENIOR FLOATING RATE INCOME
                                FUND, as Lender

                                By: Four Corners Capital Management LLC,
                                    As Sub-Adviser

                                By: /s/ Adam Brown
                                    ---------------------------------------
                                Name: Adam Brown
                                Title: Vice President

                                FIRST TRUST/FOUR CORNERS
                                SENIOR FLOATING RATE INCOME
                                FUND II, as Lender

                                By: Four Corners Capital Management LLC,
                                    As Sub-Adviser

                                By: /s/ Adam Brown
                                    ---------------------------------------
                                Name: Adam Brown
                                Title: Vice President

                                Flagship CLO 2001-1
                                By Flagship Capital Management, Inc.

                                By: /s/ Eric S. Meyer
                                    ---------------------------------------
                                Name: Eric S. Meyer
                                Title: Director

                                Flagship CLO II
                                By Flagship Capital Management, Inc.

                                By: /s/ Eric S. Meyer
                                    ---------------------------------------
                                Name: Eric S. Meyer
                                Title: Director

                                FORTRESS PORTFOLIO TRUST,
                                as Lender

                                By: Four Corners Capital Management LLC,
                                    As Investment Manager

                                By: /s/ Adam Brown
                                    ---------------------------------------
                                    Name: Adam Brown
                                    Title: Vice President

                                FOUR CORNERS CLO 2005-I, LTD.
                                as Lender

                                By: Four Corners Capital Management LLC,
                                    As Collateral Manager

                                By: /s/ Adam Brown
                                    ---------------------------------------
                                    Name: Adam Brown
                                    Title: Vice President

                              FRANKLIN CLO I, LIMITED

                              By:    /s/ David Ardini
                                     ---------------------------------------
                              Name:  David Ardini
                              Title: Vice President

                              FRANKLIN CLO II, LIMITED

                              By:    /s/ David Ardini
                                     ---------------------------------------
                              Name:  David Ardini
                              Title: Vice President

                              FRANKLIN CLO III, LIMITED

                              By:    /s/ David Ardini
                                     ---------------------------------------
                              Name:  David Ardini
                              Title: Vice President

                              FRANKLIN CLO IV, LIMITED

                              By:    /s/ David Ardini
                                     ---------------------------------------
                              Name:  David Ardini
                              Title: Vice President

                              FRANKLIN FLOATING RATE
                              DAILY ACCESS FUND

                              By:    /s/ Richard Hsu
                                     ---------------------------------------
                              Name:  Richard Hsu
                              Title: Vice President

                              FRANKLIN FLOATING RATE MASTER SERIES

                              By:    /s/ Richard Hsu
                                     ---------------------------------------
                              Name:  Richard Hsu
                              Title: Vice President

                              FRANKLIN FLOATING RATE TRUST

                              By:    /s/ Richard Hsu
                                     ---------------------------------------
                              Name:  Richard Hsu
                              Title: Vice President

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:    /s/ Jeffrey P. Hoffman
                                     ---------------------------------------
                              Name:  Jeffrey P. Hoffman
                              Title: Its Duly Authorized Signatory

                              GRAYSON & CO

                              BY:    BOSTON MANAGEMENT AND RESEARCH
                                     AS INVESTMENT ADVISOR

                              By:    /s/ Michael B. Botthof
                                     ---------------------------------------
                              Name:  Michael B. Botthof
                              Title: Vice President

                              GULF STREAM-COMPASS CLO 2003-1 LTD.

                              BY:    GULF STREAM ASSET MANAGEMENT LLC
                                     AS COLLATERAL MANAGER

                              By:    /s/ Barry K. Love
                                     --------------------------------------
                              Name:  Barry K. Love
                              Title: Chief Credit Officer

                              GULF STREAM-COMPASS CLO 2004-1 LTD.

                              BY:    GULF STREAM ASSET MANAGEMENT LLC
                                     AS COLLATERAL MANAGER

                              By:    /s/ Barry K. Love
                                     --------------------------------------
                              Name:  Barry K. Love
                              Title: Chief Credit Officer

                              HARBOUR TOWN FUNDING LLC

                              By:    /s/ Meredith J. Koslick
                                     --------------------------------------
                              Name:  Meredith J. Koslick
                              Title: Assistant Vice President

                              HEWETT'S ISLAND CDO, LTD.

                              By:    CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager

                              By:    /s/ Martha Hadeler
                                     --------------------------------------
                              Name:  Martha Hadeler
                              Title: Managing Director

                              JPMorgan Chase Bank

                              By:    /s/ Barbara R. Marks
                                     ---------------------------------------
                              Name:  Barbara R. Marks
                              Title: Vice President

                              LaSalle Bank National Association

                              By:    /s/ Frances P. Dean
                                     ---------------------------------------
                              Name:  Frances P. Dean
                              Title: Senior Vice President

                              LightPoint CLO 2004-1, Ltd.

                              By:    /s/ Timothy S. Van Kirk
                                     ---------------------------------------
                              Name:  Timothy S. Van Kirk
                              Title: Managing Director

                              LOAN FUNDING V, LLC

                              BY:    LOAN FUNDING V, LLC, FOR ITSELF OR AS
                                     AGENT FOR CORPORATE LOAN FUNDING V LLC

                              BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC., AS PORTFOLIO MANAGER

                              By:    /s/ Martha Tuttle
                                     --------------------------------------
                              Name:  Martha Tuttle
                              Title: Principal

                              Sankaty Advisors, LLC as Collateral
                              Manager for Loan Funding XI LLC,
                              as Term Lender

                              By:    /s/ Jeffrey Hawkins
                                     --------------------------------------
                              Name:  Jeffrey Hawkins
                              Title: Senior Vice President

                              LONGHORN CDO (CAYMAN) LTD

                              By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                              By:    /s/ Savitri Alex
                                     ---------------------------------------

                              LONGHORN CDO II, LTD.

                              By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                              By:    /s/ Savitri Alex
                                     ---------------------------------------

                              LONGHORN CDO III, LTD.

                              By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                              By:    /s/ Savitri Alex
                                     ---------------------------------------

                              MERRILL LYNCH PRIME RATE PORTFOLIO
                              By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

                              By:    /s/ Savitri Alex
                                     ---------------------------------------

                              THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

                              By:    Loomis Sayles and Company, L.P.
                                     its manager

                              By:    Loomis Sayles and Company, Inc.
                                     its general partner

                              By:    /s/ Kevin J. Perry
                                     ---------------------------------------
                              Name:  Kevin J. Perry
                              Title: Vice President

                              MADISON PARK

                              By:    /s/ David H. Lerner
                                     ---------------------------------------
                              Name:  David H. Lerner
                              Title: Authorized Signatory

                              MOUNTAIN CAPITAL CLO 1 LTD.

                              By:    /s/ Chris Siddons
                                     --------------------------------------
                              Name:  Chris Siddons
                              Title: Director

                              MOUNTAIN CAPITAL CLO 11 LTD.

                              By:    /s/ Chris Siddons
                                     --------------------------------------
                              Name:  Chris Siddons
                              Title: Director

                              MOUNTAIN CAPITAL CLO III LTD

                              By:    /s/ Chris Siddons
                                     --------------------------------------
                              Name:  Chris Siddons
                              Title: Director

                              OLYMPIC CLO I

                              By:    /s/ John M. Casparian
                                     -------------------------------------
                              Name:  John M. Casparian
                              Title: Chief Operating Officer, Centre
                              Pacific, Manager

                              SIERRA CLO I

                              By:    /s/ John M. Casparian
                                     --------------------------------------
                              Name:  John M. Casparian
                              Title: Chief Operating Officer, Centre
                              Pacific, Manager

                            Sankaty Advisors, LLC as Collateral
                            Manager for Prospect Funding I, LLC
                            as Term Lender

                            By: /s/ Jeffrey Hawkins
                                --------------------------------
                            Name: Jeffrey Hawkins
                            Title: Senior Vice President

                            Sankaty Advisors, LLC as Collateral
                            Manager for Race Point CLO, Limited,
                            as Term Lender

                            By: /s/ Jeffrey Hawkins
                                ----------------------------------
                            Name: Jeffrey Hawkins
                            Title: Senior Vice President

                            Sankaty Advisors, LLC as Collateral
                            Manager for Race Point II CLO, Limited,
                            as Term Lender

                            By: /s/ Jeffrey Hawkins
                                --------------------------------
                            Name: Jeffrey Hawkins
                            Title: Senior Vice President

                            SENIOR INCOME FUND-INCOME
                            OPPORTUNITY SERIES, as Lender
                            By: Four Corners Capital Management LLC,
                                As Sub-Adviser

                            By: /s/ Adam Brown
                                --------------------------------------
                            Name: Adam Brown
                            Title: Vice President

                            SEMINOLE FUNDING LLC

                            By: /s/ Meredith J. Koslick
                                ----------------------------------------
                            Name: Meredith J. Koslick
                            Title: Assistant Vice President

                            SENIOR DEBT PORTFOLIO
                            By: Boston Management and Research
                                as Investment Advisor

                            By: /s/ Michael B. Botthof
                                ----------------------------------------
                            Name: Michael B. Botthof
                            Title: Vice President

                            SRF 2000, INC.

                            By: /s/ Meredith J. Koslick
                                ----------------------------------------
                            Name: Meredith J. Koslick
                            Title: Assistant Vice President

                            SunAmerica Senior Floating Rate Fund, Inc.
                            By:    AIG Global Investment Corp.
                                   Investment Sub-Adviser

                            By: /s/ Steven S. Oh
                                ----------------------------------------
                            Name: Steven S. Oh
                            Title: Managing Director

                            TOLLI & CO.
                            BY: EATON VANCE MANAGEMENT
                                AS INVESTMENT ADVISOR

                            By: /s/ Michael B. Botthof
                                ----------------------------------------
                            Name: Michael B. Botthof
                            Title: Vice President

                            Venture CDO 2002, Limited
                            By its investment advisor, MJX Asset Management
                            LLC

                            By: /s/ Kenneth Ostmann
                                ----------------------------------------
                            Name: Kenneth Ostmann
                            Title: Director

                            Venture II CDO 2002, Limited
                            By its investment advisor, MJX Asset Management
                            LLC

                            By: /s/ Kenneth Ostmann
                                ----------------------------------------
                            Name: Kenneth Ostmann
                            Title: Director

                            Venture III CDO Limited
                            By its investment advisor, MJX Asset Management
                            LLC

                            By: /s/ Kenneth Ostmann
                                ----------------------------------------
                            Name: Kenneth Ostmann
                            Title: Director

                            FIFTH THIRD BANK

                            By: /s/ Sandy Hamrick
                                ----------------------------------------
                            Name: Sandy Hamrick
                            Title: VP

                                  SCHEDULE 2.01

                         COMMITMENTS AND PRO RATA SHARES

                                                                      TRANCHE C TERM LOAN COMMITMENT
                                                           ----------------------------------------------------
                                                             TRANCHE B TERM LOAN        TRANCHE C TERM LOAN
                                                             COMMITMENT AND LOANS       COMMITMENT AND LOANS
                                  REVOLVING     PRO RATA     CONVERTED  ON FIRST      FUNDED ON FIRST AMENDMENT     PRO RATA
             LENDER               COMMITMENT      SHARE    AMENDMENT EFFECTIVE DATE      EFFECTIVE DATE               SHARE
-----------------------------  ---------------  --------   ------------------------   -------------------------     --------
Bank of America, N.A.          $ 19,250,000.00   24.0625%                0.00                       0.00             0.0000%

JPMorgan Chase Bank              19,250,000.00   24.0625%                0.00                       0.00             0.0000%

Merrill Lynch Capital, a
division of Merrill Lynch        11,500,000.00   14.3750%                0.00                       0.00             0.0000%
Financial Services, Inc.

Brown Brothers Harriman & Co.     5,000,000.00    6.2500%  $        7,725,000                       0.00             3.8031%

General Electric Capital         10,000,000.00   12.5000%  $    15,932,812.50                       0.00             7.8438%
Corporation

LaSalle Bank National            15,000,000.00   18.7500%               0.00                       0.00                0.00%
Association

AmSouth Bank                         N/A           N/A     $        1,931,250                       0.00             0.9507%

Fifth Third Bank                     N/A           N/A                   0.00                 10,000,000             4.9231%

Other Lenders                        N/A           N/A     $   167,535,937.50 (1)                   0.00            82.4792%

                                                           Total Converted:             Total Funded:
                                                           $     193,125,000            $10,000,000

Total                          $ 80,000,000.00    100.00%                  $203,125,000                              100.00%

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(1) Allocations and commitments of other Lenders holding Tranche C Term Loans as a result of the conversion of Tranche B Term Loans on the First Amendment Effective Date are recorded on the Register held by the Administrative Agent.